COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2021 (Unaudited)

		Shares	Value
COMMON STOCK	83.1%
COMMUNICATIONS—TOWERS	12.4%
American Tower Corp.		115,367	$30,619,555
Crown Castle International Corp.		64,762	11,224,550
SBA Communications Corp.		19,579	6,472,230

			48,316,335

REAL ESTATE	70.7%
DATA CENTERS	8.0%
CyrusOne, Inc.		132,328	10,243,510
Digital Realty Trust, Inc.		51,647	7,460,409
Equinix, Inc.		16,851	13,314,481

			31,018,400

HEALTH CARE	10.7%
Healthcare Trust of America, Inc., Class A		165,787	4,917,242
Healthpeak Properties, Inc.		396,164	13,263,571
Ventas, Inc.		209,202	11,550,042
Welltower, Inc.		144,622	11,916,853

			41,647,708

HOTEL	2.8%
DiamondRock Hospitality Co.(a)		303,964	2,872,460
Host Hotels & Resorts, Inc.(a)		503,390	8,220,359

			11,092,819

INDUSTRIALS	8.9%
Americold Realty Trust		190,727	5,540,619
BG LLH, LLC (Lineage Logistics)(b)		21,740	1,635,935
Duke Realty Corp.		234,724	11,236,238
Prologis, Inc.(c)		128,707	16,143,719

			34,556,511

NET LEASE	8.6%
NETSTREIT Corp.(c)		100,044	2,366,040
Spirit Realty Capital, Inc.		134,001	6,169,406
VEREIT, Inc.		272,799	12,338,699
VICI Properties, Inc.		442,202	12,562,959

			33,437,104

OFFICE	1.2%
Cousins Properties, Inc.		62,650	2,336,219
Kilroy Realty Corp.		33,607	2,225,119

			4,561,338

		Shares	Value
RESIDENTIAL	13.3%
APARTMENT	8.6%
Apartment Income REIT Corp.		111,415	$5,438,166
Essex Property Trust, Inc.		37,759	12,073,063
UDR, Inc.		302,740	16,039,165

			33,550,394

MANUFACTURED HOME	2.4%
Sun Communities, Inc.		50,203	9,292,576

SINGLE FAMILY	2.3%
Invitation Homes, Inc.		237,528	9,104,448

TOTAL RESIDENTIAL			51,947,418

SELF STORAGE	7.6%
Extra Space Storage, Inc.		70,130	11,781,139
Public Storage		59,871	17,787,674

			29,568,813

SHOPPING CENTERS	5.5%
COMMUNITY CENTER	1.4%
Kimco Realty Corp.		264,426	5,486,839

REGIONAL MALL	4.1%
Simon Property Group, Inc.		123,149	16,005,676

TOTAL SHOPPING CENTERS			21,492,515

SPECIALTY	1.3%
Lamar Advertising Co., Class A		46,505	5,275,992

TIMBER	2.8%
Weyerhaeuser Co.		311,857	11,092,754

TOTAL REAL ESTATE			275,691,372

TOTAL COMMON STOCK (Identified cost—$209,926,677)			324,007,707

PREFERRED SECURITIES—$25 PAR VALUE	9.5%
BANKS	0.8%
JPMorgan Chase & Co., 5.75%, Series DD(d)		25,000	682,750
JPMorgan Chase & Co., 4.75%, Series GG(d)		25,000	653,250
JPMorgan Chase & Co., 4.625%, Series LL(d)		22,843	603,055
JPMorgan Chase & Co., 4.20%, Series MM(d)		14,000	353,500

		Shares	Value
Wells Fargo & Co., 4.25%, Series DD(d)		9,775	$244,766
Wells Fargo & Co., 4.75%, Series Z(d)		18,400	481,896

			3,019,217

ELECTRIC	0.1%
DTE Energy Co., 5.25%, due 12/1/77, Series E		12,000	309,960

FINANCIAL—INVESTMENT BANKER/BROKER	0.1%
Morgan Stanley, 6.375% to 10/15/24, Series I(d),(e)		15,000	428,250

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
United States Cellular Corp., 5.50%, due 6/1/70		17,162	457,367

PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series E(d),(e)		27,235	690,680

REAL ESTATE	8.2%
DATA CENTERS	1.1%
Digital Realty Trust, Inc., 5.85%, Series K(d)		19,588	538,670
Digital Realty Trust, Inc., 5.20%, Series L(d)		10,175	276,760
DigitalBridge Group, Inc., 7.15%, Series I(d)		74,794	1,926,693
DigitalBridge Group, Inc., 7.125%, Series J(d)		36,643	958,581
KKR Real Estate Finance Trust, Inc., 6.50%, Series A(d)		20,000	520,800

			4,221,504

DIVERSIFIED	1.2%
Armada Hoffler Properties, Inc., 6.75%, Series A(d)		53,000	1,427,290
EPR Properties, 5.75%, Series G(d)		28,541	739,783
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(d)		17,289	1,121,883
National Retail Properties, Inc., 5.20%, Series F(d)		25,345	635,146
Urstadt Biddle Properties, Inc., 5.875%, Series K(d)		25,000	656,250

			4,580,352

HEALTH CARE	0.1%
Diversified Healthcare Trust, 5.625%, due 8/1/42		13,743	331,344

HOTEL	1.4%
Hersha Hospitality Trust, 6.50%, Series D(d)		13,937	340,063
Pebblebrook Hotel Trust, 6.30%, Series F(d)		28,944	718,390
Pebblebrook Hotel Trust, 6.375%, Series G(d)		28,566	729,861
Pebblebrook Hotel Trust, 5.70%, Series H(d)		24,000	600,000
RLJ Lodging Trust, 1.95%, Series A(d)		33,675	979,942
Summit Hotel Properties, Inc., 6.25%, Series E(d)		31,105	809,663
Summit Hotel Properties, Inc., 5.875%, Series F(d)		20,000	522,632
Sunstone Hotel Investors, Inc., 6.125%, Series H(d)		14,000	362,040
Sunstone Hotel Investors, Inc., 5.70%, Series I(d)		9,827	248,820

			5,311,411

		Shares	Value
INDUSTRIALS	0.8%
Monmouth Real Estate Investment Corp., 6.125%, Series C(d)		72,000	$1,815,840
PS Business Parks, Inc., 5.20%, Series W(d)		9,000	226,980
PS Business Parks, Inc., 5.20%, Series Y(d)		18,000	472,860
Rexford Industrial Realty, Inc., 5.625%, Series C(d)		29,000	764,150

			3,279,830

NET LEASE	0.4%
Agree Realty Corp., 4.25%, Series A(d)		15,909	399,952
Spirit Realty Capital, Inc., 6.00%, Series A(d)		47,667	1,240,772

			1,640,724

OFFICE	1.1%
Arbor Realty Trust, Inc., 6.375%, Series D(d)		7,200	183,600
Brookfield Property Partners LP, 5.75%, Series A(d)		23,926	561,543
Brookfield Property Preferred LP, 6.25%, due 7/26/81		25,000	611,500
City Office REIT, Inc., 6.625%, Series A(d)		20,543	521,381
SL Green Realty Corp., 6.50%, Series I(d)		14,408	373,888
TPG RE Finance Trust, Inc., 6.25%, Series C(d)		10,000	242,000
Vornado Realty Trust, 5.70%, Series K(d)		19,831	496,172
Vornado Realty Trust, 5.25%, Series M(d)		20,000	521,600
Vornado Realty Trust, 5.25%, Series N(d)		20,000	538,000
Vornado Realty Trust, 4.45%, Series O(d)		19,000	465,120

			4,514,804

RESIDENTIAL	1.0%
APARTMENT	0.1%
Centerspace, 6.625%, Series C(d)		19,695	508,525

MANUFACTURED HOME	0.4%
UMH Properties, Inc., 6.75%, Series C(d)		32,000	831,360
UMH Properties, Inc., 6.375%, Series D(d)		20,000	527,600

			1,358,960

SINGLE FAMILY	0.5%
American Homes 4 Rent, 5.875%, Series F(d)		28,350	722,641
American Homes 4 Rent, 5.875%, Series G(d)		23,645	613,115

		Shares	Value
American Homes 4 Rent, 6.25%, Series H(d)		24,838	$667,894

			2,003,650

TOTAL RESIDENTIAL			3,871,135

SELF STORAGE	0.3%
National Storage Affiliates Trust, 6.00%, Series A(d)		15,031	393,963
Public Storage, 4.00%, Series P(d)		33,847	864,452

			1,258,415

SHOPPING CENTERS—COMMUNITY CENTER	0.8%
Cedar Realty Trust, Inc., 6.50%, Series C(d)		15,000	387,900
Saul Centers, Inc., 6.125%, Series D(d)		32,400	850,176
Saul Centers, Inc., 6.00%, Series E(d)		23,000	608,810
SITE Centers Corp., 6.375%, Series A(d)		44,952	1,164,257

			3,011,143

TOTAL REAL ESTATE			32,020,662

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$34,668,048)			36,926,136

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	6.0%
BANKS	2.5%
Bank of America Corp., 6.10% to 3/17/25, Series AA(d),(e)		$567,000	632,673
Bank of America Corp., 6.25% to 9/5/24, Series X(d),(e)		875,000	963,047
Citigroup, Inc., 4.00% to 12/10/25, Series W(d),(e)		500,000	519,350
Citigroup, Inc., 5.95% to 1/30/23(d),(e)		430,000	448,544
Citigroup, Inc., 5.95% to 5/15/25, Series P(d),(e)		400,000	437,500
Citigroup, Inc., 6.25% to 8/15/26, Series T(d),(e)		430,000	498,890
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(d),(e)		930,000	1,011,305
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(d),(e)		1,000,000	1,081,250
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(d),(e)		1,080,000	1,185,975
PNC Financial Services Group, Inc./The, 3.40% to 9/15/26, Series T(d),(e)		600,000	600,000
Regions Financial Corp., 5.75% to 6/15/25, Series D(d),(e)		200,000	223,560
SVB Financial Group, 4.00% to 5/15/26, Series C(d),(e)		370,000	379,712
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(d),(e)		1,120,000	1,155,700
Wells Fargo & Co., 5.875% to 6/15/25, Series U(d),(e)		400,000	446,804

			9,584,310

		Principal Amount	Value
BANKS—FOREIGN	1.3%
Banco Santander SA, 4.75% to 11/12/26 (Spain)(d),(e),(f)		$400,000	$408,428
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(d),(e),(f)		600,000	678,003
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(d),(e),(f),(g)		600,000	651,570
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(d),(e),(f),(h)		500,000	519,620
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(d),(e),(f),(g)		700,000	766,357
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(d),(e),(f),(h)		400,000	436,500
Royal Bank of Canada, 3.65% to 10/24/26, due 11/24/81 (Canada)(e)		200,000	157,262
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(d),(e),(f),(g)		600,000	702,903
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(d),(e),(f),(g)		600,000	654,993

			4,975,636

ELECTRIC	0.1%
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(e)		535,000	546,396

FINANCIAL	0.6%
CREDIT CARD	0.1%
American Express Co., 3.55% to 9/15/26(d),(e)		400,000	408,190

INVESTMENT BANKER/BROKER	0.5%
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(d),(e)		1,250,000	1,306,250
Ladder Capital Finance Corp., 4.75%, due 6/15/29, 144A(g)		500,000	497,100

			1,803,350

TOTAL FINANCIAL			2,211,540

INSURANCE—PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(e),(h)		606,000	688,158

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.2%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(e)		800,000	810,708

PIPELINES	0.1%
Energy Transfer LP, 6.50% to 11/15/26, Series H(d),(e)		200,000	208,774
Energy Transfer LP, 7.125% to 5/15/30, Series G(d),(e)		275,000	289,094

TOTAL PIPELINES			497,868

		Principal Amount	Value
PIPELINES—FOREIGN	0.1%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(e)		$300,000	$332,489

REAL ESTATE	0.9%
DIVERSIFIED	0.2%
American Finance Trust, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/28, 144A(g)		550,000	550,000
CTR Partnership LP/CareTrust Capital Corp., 3.875%, due 6/30/28, 144A(g)		400,000	415,500

			965,500

FINANCE	0.1%
Invitation Homes Operating Partnership LP, 2.00%, due 8/15/31		125,000	120,132
Piedmont Operating Partnership LP, 2.75%, due 4/1/32		100,000	98,413
Tanger Properties LP, 2.75%, due 9/1/31		225,000	217,921

			436,466

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31		150,000	147,092

HOTEL	0.1%
RLJ Lodging Trust LP, 4.00%, due 9/15/29, 144A(g)		200,000	199,938
RLJ Lodging Trust LP, 3.75%, due 7/1/26, 144A(g)		100,000	100,625

			300,563

INDUSTRIALS	0.1%
Park Intermediate Holdings LLC, 4.875%, due 5/15/29, 144A(g)		200,000	206,095

OFFICE	0.1%
Kilroy Realty LP, 2.65%, due 11/15/33		75,000	74,055
Office Properties Income Trust, 2.40%, due 2/1/27		200,000	197,772
Vornado Realty LP, 2.15%, due 6/1/26		150,000	152,444

			424,271

RETAIL	0.0%
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, due 11/15/31		175,000	173,261

RETAIL—FOREIGN	0.3%
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(e),(g)		900,000	968,355

		Principal Amount	Value
TOTAL REAL ESTATE			$3,621,603

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$22,717,591)			23,268,708

CORPORATE BONDS	0.6%
COMMUNICATIONS—TOWERS	0.1%
SBA Communications Corp., 3.875, due 2/15/27		$300,000	311,250

REAL ESTATE	0.5%
HEALTH CARE	0.1%
Diversified Healthcare Trust, 9.75%, due 6/15/25		300,000	328,500

INDUSTRIALS	0.2%
Retail Properties of America, Inc., 4.75%, due 9/15/30		1,000,000	1,100,991

NET LEASE	0.1%
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30, 144A(g)		244,000	258,945

REAL ESTATE	0.1%
Brookfield Property REIT, Inc., 5.75%, due 5/15/26, 144A(g)		250,000	260,000

TOTAL REAL ESTATE			1,948,436

TOTAL CORPORATE BONDS (Identified cost—$2,082,146)			2,259,686

		Shares
SHORT-TERM INVESTMENTS	0.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%(i)		3,182,317	3,182,317

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,182,317)			3,182,317

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$272,576,779)	100.0%		389,644,554
WRITTEN OPTION CONTRACTS	(0.0)		(91,449)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0		224,094

NET ASSETS (Equivalent to $14.83 per share based on 26,285,528 shares of common stock outstanding)	100.0%		$389,777,199

Exchange-Traded Option Contracts
Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(j)	Premiums Received	Value
Call — Kilroy Realty Corp.	$70.00	11/19/21	(42)	$(278,082)	$(6,238)	$(4,410)
Put — Healthpeak Properties Inc.	34.00	10/15/21	(172)	(575,856)	(14,376)	(16,340)
Put — Ventas, Inc.	52.50	10/15/21	(144)	(795,024)	(11,313)	(5,472)
Put — Welltower, Inc.	82.50	10/15/21	(91)	(749,840)	(8,950)	(17,290)
Put — Simon Property Group Inc.	120.00	11/19/21	(53)	(688,841)	(11,625)	(15,370)
Put — Weyerhaeuser Co.	34.00	11/19/21	(242)	(860,794)	(26,273)	(24,200)
			(744)	$(3,948,437)	$(78,775)	$(83,082)

Over-the-Counter Option Contracts
Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(j)	Premiums Received	Value
Call — Host Hotel & Resorts, Inc.	Goldman Sachs International	$18.00	11/19/21	(322)	$(525,826)	$(12,645)	$(8,367)

Glossary of Portfolio Abbreviations

REIT	Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non-income producing security.
(b)

Restricted security. Aggregate holdings equal 0.4% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937. Security value is determined based on significant unobservable inputs (Level 3).

(c)	All or a portion of the security is pledged in connection with written option contracts. $2,628,349 in aggregate has been pledged as collateral.
(d)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(e)	Security converts to floating rate after the indicated fixed-rate coupon period.
(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $4,818,374 or 1.2% of the net assets of the Fund.

(g)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $6,232,381 which represents 1.6% of the net assets of the Fund, of which 0.0% are illiquid.

(h)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $1,644,278 which represents 0.4% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Rate quoted represents the annualized seven-day yield.
(j)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Industrials	$34,556,511	$32,920,576	$—	$1,635,935	(a)
Other Industries	289,451,196	289,451,196	—	—
Preferred Securities—$25 Par Value	36,926,136	36,926,136	—	—
Preferred Securities—Capital Securities	23,268,708	—	23,268,708	—
Corporate Bonds	2,259,686	—	2,259,686	—
Short-Term Investments	3,182,317	—	3,182,317	—

Total Investments in Securities(b)	$389,644,554	$359,297,908	$28,710,711	$1,635,935

Written Option Contracts	$(91,449)	$(78,672)	$(12,777)	$—

Total Derivative Liabilities(b)	$(91,449)	$(78,672)	$(12,777)	$—

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials
Balance as of December 31, 2020	$1,307,081
Purchases	24,833	(a)
Change in unrealized appreciation (depreciation)	304,021

Balance as of September 30, 2021	$1,635,935

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2021 which were valued using significant unobservable inputs (Level 3) amounted to $304,021.

(a)	Represents additional shares acquired through dividend reinvestment.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2021	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock—Real Estate—Industrials	$ 1,635,935	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple Liquidity Discount	21.0x 15%	Increase Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 2. Derivative Investments

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following summarizes the volume of the Fund’s option contracts activity for the nine months ended September 30, 2021:

Written Option Contracts
Average Notional Amount(a)	$4,714,960

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.